                                                                    EXHIBIT 23.1


                         CONSENT OF ARTHUR ANDERSEN LLP


                       [Letterhead of Arthur Andersen LLP]



                                                                    EXHIBIT 23.1





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 21, 1998 included in Waxman Industries, Inc.'s Form 10-K/A for the year ended June 30, 1998 and to all references to our Firm included in this Registration Statement (File No. 33-54211).


Arthur Andersen LLP
Cleveland, Ohio,
July 22, 1999.